UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  July 17, 2008

MOLSON COORS BREWING COMPANY

(Exact name of registrant as specified in its charter)

Commission File Number: 1-14829

Delaware	84-0178360
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

1225 17th Street, Suite 3200, Denver, Colorado 80202

1555 Notre Dame Street East, Montréal, Québec, Canada, H2L 2R5

(Address of principal executive offices, including zip code)

(303) 279-6565 / (514) 521-1786

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The Board of Directors of Molson Coors Brewing Company (the “Company”) appointed Iain J.G. Napier to serve as a member of the Company’s Board of Directors, as of July 17, 2008.  On July 18, 2008, the Company issued a press release announcing the appointment of Mr. Napier to the Board.  A copy of that press release is attached as Exhibit 99.1 hereto and is incorporated by reference herein.

The Committees of the Board to which Mr. Napier will be appointed have not been determined as of the date of this filing.

Item 9.01.  Financial Statements and Exhibits.

(d)	Exhibits.

	99.1	Press release disseminated July 18, 2008 announcing the appointment of Iain J.G. Napier to the Board of Directors

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MOLSON COORS BREWING COMPANY

Date: July 22, 2008	By:	/s/ Samuel D. Walker
Samuel D. Walker, Chief Legal Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release of Molson Coors Brewing Company disseminated July 18, 2008.